Other Income and Expense Items - Schedule of Other income (Details) (6-K) - AUD ($)		6 Months Ended
		Dec. 31, 2019	Dec. 31, 2018
Other Income And Expense Items
R&D Grant Income	[1]	$ 400,000	$ 186,000
Other		47,756	152,588
Total Other income		$ 447,756	$ 338,588

[1]	The group's research and development activities are eligible under an Australian government tax incentive for eligible expenditure. Management has assessed these activities and expenditure to determine which are likely to be eligible under the incentive scheme. Amounts are recognised when it has been established that the conditions of the tax incentive have been met and that the expected amount can be reliably measured. For the half year ended 31 December 2019, the group has included an item in other income of $400,000 (2018: $186,000) to recognise income over the period necessary to match the grant on a systematic basis with the costs that they are intended to compensate.